Important Notice Regarding Change in Investment Policy

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TRUST FOR CREDIT UNIONS

(the “Trust”)

Trust for Credit Unions Government Securities Portfolio

Trust for Credit Unions Mortgage Securities Portfolio

Supplement dated April 29, 2004 to the Prospectus

dated December 29, 2003

Government Securities Portfolio

On June 29, 2004, the name of the Government Securities Portfolio will be changed to Ultra-Short Duration Government Portfolio. This change will not affect the Portfolio’s investment objective, principal investment strategies and risks, the target duration (i.e., Six-Month U.S. Treasury Bill Index to One-Year U.S. Treasury Note Index), maximum duration, expected approximate interest rate sensitivity or credit quality as set forth in the Prospectus.

Mortgage Securities Portfolio

On June 29, 2004, the name of the Mortgage Securities Portfolio will be changed to Short Duration Portfolio. This change will not affect the Portfolio’s investment objective, principal investment strategies and risks, the target duration (i.e., Two-Year U.S. Treasury Security), maximum duration, expected approximate interest rate sensitivity or credit quality as set forth in the Prospectus, except as follows:

On June 29, 2004, the following policy will be removed from the Portfolio:

“Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of the Mortgage Securities Portfolio will be invested in mortgage-related securities.”

On the same date, the first paragraph under the heading “Principal Investment Strategies” on page 8 of the Prospectus will be revised to read as follows:

“During normal market conditions, the Short Duration Portfolio intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by the Short Duration Portfolio may include both adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans.”

TCUSTCK 4-04